                                                                Exhibit 99.1 (c)


                        REVCARE, INC. AND SUBSIDIARIES

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                 JUNE 30, 2000

                                                                                OCPS             PRO
                                                HISTORICAL   HISTORICAL     ACQUISITION         FORMA
                                                  REVCARE       OCPS        ADJUSTMENTS       COMBINED
                                                -----------  ----------  ------------------  -----------
ASSETS

   Cash                                         $ 7,319,708  $    8,361  $   (6,312,662)(1)  $ 1,015,407
   Restricted cash                                  382,919           -               -          382,919
   Accounts receivables, net                        197,535   1,048,192               -        1,245,727
   Portfolio receivables, net                       591,614           -               -          591,614
   Property, net                                  3,004,009     157,016               -        3,161,025
   Other assets                                     431,735     221,834        (499,222)(1)      154,347
   Intangible assets, net                                 -     331,593      10,603,548 (1)   10,935,141
                                                -----------  ----------  --------------      -----------
                                                $11,927,520  $1,766,996  $    3,791,664      $17,486,180
                                                ===========  ==========  ==============      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

   Accounts payable                             $    37,943  $  215,994  $            -      $   253,937
   Trust payables                                   382,919           -               -          382,919
   Accrued liabilities                              294,262     244,247         514,653 (1)    1,053,162
   Notes payable                                  2,107,544     823,269        (439,503)(1)    2,491,310
   Related party notes payable                            -     337,648       3,862,352 (1)    4,200,000
   Shareholders' equity                           9,104,852     145,838        (145,838)(1)    9,104,852
                                                -----------  ----------  --------------      -----------
                                                $11,927,520  $1,766,996  $    3,791,664      $17,486,180
                                                ===========  ==========  ==============      ===========

The pro forma condensed combined balance sheet as of June 30, 2000 reflects the following pro forma adjustment:

(1) To record the acquisition of OCPS for $10,500,000 and the resulting goodwill of approximately $10,900,000.

The above reflects the acquisition of OCPS by RevCare using the purchase method of accounting. Under the principles of purchase accounting, the assets and liabilities of OCPS are stated at fair market value (FMV). The excess purchase price is allocated to goodwill.

                        REVCARE, INC. AND SUBSIDIARIES

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                    FOR THE NINE MONTHS ENDED JUNE 30, 2000

                                                                         OCPS            PRO
                                          HISTORICAL   HISTORICAL     ACQUISITION       FORMA
                                            REVCARE       OCPS        ADJUSTMENTS      COMBINED
                                          -----------  -----------  ---------------  ------------
REVENUES                                  $3,524,517   $7,388,571   $         -      $10,913,088

OPERATING EXPENSES:
  Salaries, wages and related benefits     2,473,529    5,404,356             -        7,877,885
  Selling, general and administrative        988,649    1,468,264             -        2,456,913
  Losses on portfolio receivables            271,661            -             -          271,661
  Depreciation and amortization              152,904       78,865       397,633 (1)      629,402
                                          ----------   ----------   -----------      -----------
                                           3,886,743    6,951,485       397,633       11,235,861
                                          ----------   ----------   -----------      -----------
INCOME (LOSS) FROM OPERATIONS               (362,226)     437,086      (397,633)        (322,773)
                                          ----------   ----------   -----------      -----------
OTHER INCOME (EXPENSE):
  Interest expense, net                     (135,698)     (60,256)     (252,000)(2)     (447,954)
  Rental operations, net                     111,881            -             -          111,881
                                          ----------   ----------   -----------      -----------
                                             (23,817)     (60,256)     (252,000)        (336,073)
                                          ----------   ----------   -----------      -----------
INCOME (LOSS) BEFORE INCOME TAXES           (386,043)     376,830      (649,633)        (658,846)

PROVISION (BENEFIT) FOR INCOME TAXES               -       14,851                         14,851
                                          ----------   ----------   -----------      -----------
NET INCOME (LOSS)                         $ (386,043)  $  361,979   $  (649,633)     $  (673,697)
                                          ==========   ==========   ===========      ===========

Pro forma earnings per share:
  Basic                                   $    (0.05)                                $     (0.08)
  Diluted                                 $    (0.05)                                $     (0.08)

Number of shares used in computing
pro forma earnings per share:
  Basic                                    8,220,255                                   8,220,255
  Diluted                                  8,220,255                                   8,220,255

The pro forma combined condensed statement of income for the nine months ended June 30, 2000 reflects the following pro forma adjustments:

(1) To record amortization of goodwill over 20 years.

(2) To record interest expense for acquisition financing.

                        REVCARE, INC. AND SUBSIDIARIES

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                     FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                                          OCPS             PRO
                                           HISTORICAL   HISTORICAL     ACQUISITION        FORMA
                                            REVCARE        OCPS        ADJUSTMENTS      COMBINED
                                          ------------  -----------  ---------------  -------------
REVENUES                                  $ 5,241,199   $8,688,481   $         -       $13,929,680

OPERATING EXPENSES:
  Salaries, wages and related benefits      4,370,710    5,972,291             -        10,343,001
  Selling, general and administrative       2,044,205    1,823,901             -         3,868,106
  Losses on portfolio receivables             548,014            -             -           548,014
  Depreciation and amortization               198,697       60,578       530,177 (1)       789,452
                                          -----------   ----------   -----------       -----------
                                            7,161,626    7,856,770       530,177        15,548,573
                                          -----------   ----------   -----------       -----------
INCOME (LOSS) FROM OPERATIONS              (1,920,427)     831,711      (530,177)       (1,618,893)
                                          -----------   ----------   -----------       -----------
OTHER INCOME (EXPENSE):
  Interest expense, net                      (117,690)     (39,375)     (336,000)(2)      (493,065)
  Rental operations, net                       89,041            -             -            89,041
                                          -----------   ----------   -----------       -----------
                                              (28,649)     (39,375)     (336,000)         (404,024)
                                          -----------   ----------   -----------       -----------
INCOME (LOSS) BEFORE INCOME TAXES          (1,949,076)     792,336      (866,177)       (2,022,917)

PROVISION (BENEFIT) FOR INCOME TAXES         (455,964)      31,785                        (424,179)
                                          -----------   ----------   -----------       -----------
NET INCOME (LOSS)                         $(1,493,112)  $  760,551   $  (866,177)      $(1,598,738)
                                          ===========   ==========   ===========       ===========

Pro forma earnings per share:
  Basic                                   $     (0.23)                                 $     (0.24)
  Diluted                                 $     (0.23)                                 $     (0.24)

Number of shares used in computing
pro forma earnings per share:
  Basic                                     6,527,225                                    6,527,225
  Diluted                                   6,527,225                                    6,527,225

The pro forma combined condensed statement of income for the year ended September 30, 1999 reflects the following pro forma adjustments:

(1) To record amortization of goodwill over 20 years.

(2) To record interest expense for acquisition financing.